FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

Date of Report (Date of earliest event reported) October 15, 2008

WHISTLEPIG ENTERPRISES, INC.
 (Exact Name of Small Business Issuer as specified in its charter)

Colorado	000-53095	26-0460511
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Country Club Court, Broomfield, Colorado 80020
 (Address of principal executive offices including zip code)

303-469-4309
 (Registrant's telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Act of 1934

References in this document to "us," "we," or "Company" refer to WhistlePig Enterprises, Inc.

Item 5.02 Departure of Principal Officer; Appointment of Principal Officer

Effective October 14, 2008, Mr. Timothy Clifford resigned from all offices at our Company, including his position as a director.

Mrs. Jeanie Clifford has been elected Secretary-Treasurer and Chief Financial Officer of the Company in addition to her current duties as the President and Chief Executive Officer.

Item 9.01 Exhibit; Resignation Letter

October 14, 2008

To the Board of Directors
WhistlePig Enterprises, Inc

I resign from all offices of WhistlePig Enterprises, Inc., effective immediately.

Very truly yours

/s/ Timothy Clifford
Timothy Clifford

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on October 15, 2008.

WhistlePig Enterprises, Inc.
a  Colorado corporation

By:  /s/      Jeanie Clifford
      Jeanie Clifford, President, Chief Executive Officer,Chief Financial
      Officer and Director (Principal Executive, Accounting and Financial Officer)